SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Active International Allocation VP

                                            Security Description: Primerica Inc.

Issuer: Primerica Inc.

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  03/31/2010         None                                            N/A
2.  Trade Date                                     03/31/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $15.00           None                                            N/A
4.  Price Paid per Unit                              $15.00           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $1.05           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $12,000          None                                            N/A
9.  Total Size of Offering                        $320,400,000        None                                            N/A
10. Total Price Paid by the Fund plus Total        $3,225,000         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund         SANDLER O'NEILL & UBS   Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                                   affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        (s)
                                        ----------------------------------------
                                        Kevin Holt

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP

                       Security Description: Phillips-Van Heusen (PVH) Secondary

Issuer: Phillips-Van Heusen (PVH) Secondary (CUSIP # 71859210)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                   04/22/2010        None                                            YES
2.  Trade Date                                      04/22/2010        Must be the same as #1                          YES
3.  Unit Price of Offering                            $66.50          None                                            YES
4.  Price Paid per Unit                               $66.50          Must not exceed #3                              YES
5.  Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *                  YES
6.  Underwriting Type                                  FIRM           Must be firm                                    YES
7.  Underwriting Spread                                $2.83          Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $505,400         None                                            YES
9.  Total Size of Offering                          332,500,000       None                                            YES
10. Total Price Paid by the Fund plus Total         $17,855,250       #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           BARCLAYS BANK PLC.    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                                   affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP

                   Security Description: Symetra Financial Corporation (SYA) IPO

Issuer: Symetra Financial Corporation (SYA) IPO (CUSIP #87151Q20)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  01/21/2010         None                                            YES
2.  Trade Date                                     01/21/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $12.00           None                                            YES
4.  Price Paid per Unit                              $12.00           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.69           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                    $361,200          None                                            YES
9.  Total Size of Offering                         364,800,000        None                                            YES
10. Total Price Paid by the Fund                   $13,766,400        #10 divided by #9 must not exceed 25% **        YES
    plus Total Price Paid for same
    securities purchased by the
    same Sub-Adviser for other
    investment companies
11. Underwriter(s) from whom the                MERRILL LYNCH AND     Must not include Sub-Adviser                    YES
    Fund purchased (attach a list                 COMPANY INC.        affiliates ***
    of ALL syndicate members)
12. If the affiliate was lead or                       YES            Must be "Yes" or "N/A"                          YES
    co-lead manager, was the
    instruction listed below given
    to the broker(s) named in #11?
    ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP

               Security Description: Wilmington Trust Corporation (WL) Secondary

Issuer: Wilmington Trust Corporation (WL) Secondary (CUSIP #97180710)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  02/23/2010         None                                            YES
2.  Trade Date                                     02/23/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $13.25           None                                            YES
4.  Price Paid per Unit                              $13.25           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.63           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $68,900          None                                            YES
9.  Total Size of Offering                        $250,093,750        None                                            YES
10. Total Price Paid by the Fund plus Total        $4,662,675         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            KEEFE BRUYETTE &     Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                   WOODS           affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP

                  Security  Description: Amgen, Inc. (AMGN 4.50% March 15, 2020)

Issuer: Amgen, Inc. (AMGN 4.50% March 15, 2020) (CUSIP 031162BB)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  03/09/2010         None                                            YES
2.  Trade Date                                     03/09/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                          $99.999           None                                            YES
4.  Price Paid per Unit                             $99.999           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.45           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $11,994          None                                            YES
9.  Total Size of Offering                        $299,856,600        None                                            YES
10. Total Price Paid by the Fund plus Total        $3,748,200         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           MORGAN STANLEY AND    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP

                   Security Description: Amgen, Inc. (AMGN 4.50% March 15, 2020)

Issuer: Amgen, Inc. (AMGN 4.50% March 15, 2020 (Cusip 031162BC)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  03/09/2010         None                                            YES
2.  Trade Date                                     03/09/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                          $99.475           None                                            YES
4.  Price Paid per Unit                             $99.475           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.88           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $40,785          None                                            YES
9.  Total Size of Offering                        $696,325,000        None                                            YES
10. Total Price Paid by the Fund plus Total        $10,741,311        #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund              BANCAMERICA        Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                 SECURITIES        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

                 Security Description: Kilroy Realty Corporation (KRC) Secondary

Issuer: Kilroy Realty Corporation (KRC) Secondary (CUSIP #49427F10)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  04/15/2010         None                                            YES
2.  Trade Date                                     04/15/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $34.00           None                                            YES
4.  Price Paid per Unit                              $34.00           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $1.36           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $91,800          None                                            YES
9.  Total Size of Offering                        $272,000,000        None                                            YES
10. Total Price Paid by the Fund plus Total        $3,281,000         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            MERRIL LYNCH AND     Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                COMPANY INC.       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

              Security Description: Lincoln National Corporation (LNC) Secondary

Issuer: Lincoln National Corporation (LNC) Secondary (CUSIP # 53418710)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  06/14/2010         None                                            YES
2.  Trade Date                                     06/14/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $27.25           None                                            YES
4.  Price Paid per Unit                              $27.25           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $1.16           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $89,925          None                                            YES
9.  Total Size of Offering                         335,000,001        None                                            YES
10. Total Price Paid by the Fund plus Total        $4,073,875         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           MORGAN STANLEY AND    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

         Security Description: Falcor Lodging Trust Incorporated (FCH) Secondary

Issuer: Falcor Lodging Trust Incorporated (FCH) Secondary (CUSIP #31430F10)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  06/16/2010         None                                            YES
2.  Trade Date                                     06/16/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $5.50            None                                            YES
4.  Price Paid per Unit                              $5.50            Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.22           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $67,650          None                                            YES
9.  Total Size of Offering                         151,250,001        None                                            YES
10. Total Price Paid by the Fund plus Total        $4,555,100         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           GOLDMAN SACHS AND     Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL              COMPANY NEW YORK     affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

                   Security Description: Duke Realty Corporation (DRE) Secondary

Issuer: Duke Realty Corporation (DRE) Secondary (CUSIP #26441150)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  06/17/2010         None                                            YES
2.  Trade Date                                     06/17/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $11.75           None                                            YES
4.  Price Paid per Unit                              $11.75           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.47           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $31,725          None                                            YES
9.  Total Size of Offering                         270,250,000        None                                            YES
10. Total Price Paid by the Fund plus Total        $2,347,650         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           MORGAN STANLEY AND    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

                                       Security Description: Genpact Limited (G)

Issuer: Genpact Limited (G) (CUSIP #G3922B10)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  03/18/2010         None                                            YES
2.  Trade Date                                     03/18/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $15.00           None                                            YES
4.  Price Paid per Unit                              $15.00           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.56           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $30,000          None                                            YES
9.  Total Size of Offering                        $504,000,000        None                                            YES
10. Total Price Paid by the Fund plus Total        $18,000,000        #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           MORGAN STANLEY AND    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

Security Description: The Hartford Financial Services Group Inc. (HIG) Secondary

Issuer: The Hartford Financial Services Group Inc. (HIG) Secondary
        (CUSIP 41651510)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  03/18/2010         None                                            YES
2.  Trade Date                                     03/18/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $27.75           None                                            YES
4.  Price Paid per Unit                              $27.75           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.89           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                    $111,000          None                                            YES
9.  Total Size of Offering                        $1,449,999,993      None                                            YES
10. Total Price Paid by the Fund plus Total          $199,245         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           GOLDMAN SACHS AND     Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A

                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP

                 Security Description: TCF Financial Corporation (TCB) Secondary

Issuer: TCF Financial Corporation (TCB) Secondary (CUSIP #87227510)

                                                    Offering Type: US Registered

                                                                                                                 IN COMPLIANCE
              REQUIRED INFORMATION                    ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
-------------------------------------------   ---------------------   ----------------------------------------   -------------
1.  Offering Date                                  02/23/2010         None                                            YES
2.  Trade Date                                     02/23/2010         Must be the same as #1                          YES
3.  Unit Price of Offering                           $14.00           None                                            YES
4.  Price Paid per Unit                              $14.00           Must not exceed #3                              YES
5.  Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *                  YES
6.  Underwriting Type                                 FIRM            Must be firm                                    YES
7.  Underwriting Spread                               $0.63           Sub-Adviser determination to be made            YES
8.  Total Price paid by the Fund                     $21,000          None                                            YES
9.  Total Size of Offering                        $150,010,000        None                                            YES
10. Total Price Paid by the Fund plus Total        $2,042,600         #10 divided by #9 must not exceed 25% **        YES
    Price Paid for same securities
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           MORGAN STANLEY AND    Must not include Sub-Adviser                    YES
    purchased (attach a list of ALL                  COMPANY          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                          YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
----------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.